UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 29, 2012

GUANWEI RECYCLING CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-53825	98-0669936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rong Qiao Economic Zone
Fuqing City
Fujian Province
People’s Republic of China
300500
(Address of principal executive offices)

Registrant’s telephone number, including area code: (86-591) 8536-6197

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act   (17 CFR 240.13e-4(c))

Item 3.03  Material Modification to Rights of Security Holders

On December 5, 2012 (the “Effective Date”), Guanwei Recycling Corp., a Nevada corporation (the “Company”), has effected a reverse split of its common stock, par value $0.001 per share (“Common Stock”) at a split ratio of 1-for-2.  As a result of this corporate action, the total number of issued and outstanding shares of Common Stock decreased from 20,815,654 to 10,407,82 shares.  This is a non-mandatory exchange, and physical stock certificates for the appropriate number of shares of Common Stock shall be issued upon the surrender of physical stock certificates currently held by stockholders to the Company’s transfer agent, Corporate Stock Transfer, Inc., 3200 Cherry Creek Drive South, Suite 430
Denver, Colorado 80209, telephone (303) 282-4800, facsimile (303) 282-5800.  A transfer fee of $35 plus a certified mail fee of $6 shall be payable by stockholders to the transfer agent.

As a result of this corporate action, there has been no adjustment to the par value or the number of authorized shares of the Common Stock.  The Company’s Board of Directors on September 30, 2012 and the Company’s stockholders at the Annual Meeting of the stockholders on November 29, 2012 approved this corporate action.  Further details of the reverse split are set forth in the Company’s Schedule 14A as filed with the Securities and Exchange Commission on October 15, 2012, as amended on November 6, 2012.

Item 5.07  Submission of Matters to a Vote of Security Holders

On November 29, 2012, the Company held its annual meeting of its stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved, by the requisite number of votes, (a) the election of a slate of nominees consisting of current directors Chen Min, Chen Qijie, Gao Juguang, Howard Barth, Wang Rui, Wang Changzhu and Qin Jingshou to serve as directors of the Company (“Proposal No. 1”), (b) the ratification of the appointment of Friedman LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2012 (“Proposal No. 2”) and (c) To approve a reverse split of the Company’s Common Stock at a ratio of between 1-for-2 and 1-for-4, to be determined by the Company’s Board of Directors (“Proposal No. 3”).  The stockholders voted to approve all three (3) proposals.

The following table shows the vote tabulation on Proposal No. 1:

Proposal No. 1

Chen Min
For	Against	Abstain	Broker Non-Votes
(Common Stock)	(Common Stock)	(Common Stock)	(Common Stock)
13,254,057	0	143,815	4,134,655

Chen Qijie

For	Against	Abstain	Broker Non-Votes
(Common Stock)	(Common Stock)	(Common Stock)	(Common Stock)
13,253,250	0	144,622	4,134,655

Gao Juguang

For	Against	Abstain	Broker Non-Votes
(Common Stock)	(Common Stock)	(Common Stock)	(Common Stock)
13,254,047	0	143,815	4,134,655

Howard Barth

For	Against	Abstain	Broker Non-Votes
(Common Stock)	(Common Stock)	(Common Stock)	(Common Stock)
13,290,764	0	107,108	4,134,655

Wang Rui

For	Against	Abstain	Broker Non-Votes
(Common Stock)	(Common Stock)	(Common Stock)	(Common Stock)
13,249,057	0	148,815	4,134,655

Wang Changzhu

For	Against	Abstain	Broker Non-Votes
(Common Stock)	(Common Stock)	(Common Stock)	(Common Stock)
13,290,957	0	106,915	4,134,655

Qin Jingshou

For	Against	Abstain	Broker Non-Votes
(Common Stock)	(Common Stock)	(Common Stock)	(Common Stock)
13,286,764	0	111,108	4,134,655

As a result of the approval of Proposal 1, the foregoing slate of Board nominees was elected.

The result of the voting on Proposal No. 2 was as follows:

Proposal No. 2

For	Against	Abstain	Broker Non-Votes
(Common Stock)	(Common Stock)	(Common Stock)	(Common Stock)
17,269,881	253,670	26,976	--

As a result of the approval of Proposal 2, the appointment of Friedman LLP as the Company’s independent registered public accountants was ratified.

The result of the voting on Proposal No. 3 was as follows:

Proposal No. 3
For	Against	Abstain	Broker Non-Votes
(Common Stock)	(Common Stock)	(Common Stock)	(Common Stock)
16,512,974	990,208	29,345	--

As a result of the approval of Proposal 3, the Company effected a reverse split of the Company’s Common Stock on December 5, 2012 at a ratio of 1-for-2 as is more fully described in Item 3.03 herein above.

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2012

GUANWEI RECYCLING CORP.

By:	/s/ Min Chen
Name:	Min Chen
Title:	Chief Executive Officer